                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement (No. 333-16957) of On Command Corporation on Form S-8 of our report dated
January 27, 1997 (March 27, 1997 as to Note 14), appearing in this Annual Report on Form 10-K of On Command Corporation for the year ended December 31, 1996.

                                          DELOITTE & TOUCHE LLP

March 27, 1997
San Jose, California